                                                                    EXHIBIT 99.4


                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                               LETTER TO CLIENTS
                                      FOR
                           TENDER OF ALL OUTSTANDING

   5.70% GENERAL MORTGAGE BONDS, SERIES J,         6.95% GENERAL MORTGAGE BONDS, SERIES K,
                   DUE 2013                                        DUE 2033
          IN EXCHANGE FOR REGISTERED                      IN EXCHANGE FOR REGISTERED
   5.70% GENERAL MORTGAGE BONDS, SERIES J2,        6.95% GENERAL MORTGAGE BONDS, SERIES K2,
                   DUE 2013                                        DUE 2033

            ---------------------                           ---------------------

   5.60% GENERAL MORTGAGE BONDS, SERIES L,         5.75% GENERAL MORTGAGE BONDS, SERIES M,
               DUE JULY 1, 2023                                    DUE 2014
          IN EXCHANGE FOR REGISTERED                      IN EXCHANGE FOR REGISTERED
   5.60% GENERAL MORTGAGE BONDS, SERIES L2,        5.75% GENERAL MORTGAGE BONDS, SERIES M2,
               DUE JULY 1, 2023                                    DUE 2014




THE EXCHANGE OFFER FOR EACH SERIES OF OUTSTANDING BONDS WILL EXPIRE AT 5:00
P.M., NEW YORK CITY TIME, ON           , 2003, UNLESS EXTENDED (THE "EXPIRATION
DATE"). OUTSTANDING BONDS OF A SERIES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR THAT SERIES.

To Our Clients:


     We are enclosing with this letter a prospectus dated September   , 2003 of
CenterPoint Energy Houston Electric, LLC (the "Company") and the related Letter of Transmittal. These two documents together constitute the Company's offer to exchange its 5.70% General Mortgage Bonds, Series J2, due 2013, 6.95% General Mortgage Bonds, Series K2, due 2033, 5.60% General Mortgage Bonds, Series L2, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M2, due 2014 (collectively, the "Exchange Bonds"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for like principal amounts of the Company's issued and outstanding 5.70% General Mortgage Bonds, Series J, due 2013, 6.95% General Mortgage Bonds, Series K, due 2033, 5.60% General Mortgage Bonds, Series L, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M, due 2014 (collectively, the "Outstanding Bonds"), respectively, which offer consists of separate, independent offers to exchange the Exchange Bonds of each series for Outstanding Bonds of that series (each, an "Exchange Offer," and sometimes collectively, the "Exchange Offer").


     The Exchange Offer for Outstanding Bonds of each series is not conditioned upon any minimum aggregate principal amount of Outstanding Bonds of that series being tendered for exchange or upon the consummation of the Exchange Offer for Outstanding Bonds of any other series.

     We are the holder of record of Outstanding Bonds held by us for your own account. A tender of your Outstanding Bonds held by us can be made only by us as the record holder according to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Outstanding Bonds held by us for your account.

     We request instructions as to whether you wish to tender any or all of the Outstanding Bonds held by us for your account under the terms and conditions of the Exchange Offer. We also request that you confirm that we may, on your behalf, make the representations contained in the Letter of Transmittal.

     Under the Letter of Transmittal, each holder of Outstanding Bonds will represent to the Company that:


     - any Exchange Bonds received are being acquired in the ordinary course of business of the person receiving such Exchange Bonds;


     - such person does not have an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities
       Act) of the Outstanding Bonds or the Exchange Bonds;

     - such person is not an affiliate, as defined in Rule 405 of the Securities Act, of the Company, or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

     - if such person is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Bonds;

     - if such person is a broker-dealer, it is not tendering Outstanding Bonds acquired directly from the Company or one of the Company's affiliates;

     - if such person is a broker-dealer, it will receive Exchange Bonds for its own account in exchange for Outstanding Bonds that were acquired as a result of market-making activities or other trading activities, and it will deliver a prospectus in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, such person will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; and

     - such person is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.


                                         Very truly yours,

PLEASE RETURN YOUR INSTRUCTIONS TO US IN THE ENCLOSED ENVELOPE WITHIN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF BEFORE THE APPLICABLE EXPIRATION DATE.

                                 INSTRUCTION TO
                                DTC PARTICIPANT

To Participant of The Depository Trust Company:


     The undersigned hereby acknowledges receipt and review of the prospectus
dated September   , 2003 (the "Prospectus") of CenterPoint Energy Houston
Electric, LLC (the "Company") and the related Letter of Transmittal. These two documents together constitute the Company's offer to exchange its 5.70% General Mortgage Bonds, Series J2, due 2013, 6.95% General Mortgage Bonds, Series K2, due 2033, 5.60% General Mortgage Bonds, Series L2, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M2, due 2014 (collectively, the "Exchange Bonds"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for like principal amounts of the Company's issued and outstanding 5.70% General Mortgage Bonds, Series J, due 2013, 6.95% General Mortgage Bonds, Series K, due 2033, 5.60% General Mortgage Bonds, Series L, due July 1, 2023 and 5.75% General Mortgage Bonds, Series M, due 2014 (collectively, the "Outstanding Bonds"), respectively, which offer consists of separate, independent offers to exchange the Exchange Bonds of each series for Outstanding Bonds of that series (each, an "Exchange Offer," and sometimes collectively, the "Exchange Offer").


     This will instruct you, the registered holder and DTC participant, as to the action to be taken by you relating to the Exchange Offer for the Outstanding Bonds held by you for the account of the undersigned.

     The aggregate principal amount of the Outstanding Bonds of each series held by you for the account of the undersigned is (fill in amount):



------------------------------------------------------------------------------------------------------
 TITLE OF SERIES                                                          PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------
 5.70% General Mortgage Bonds, Series J, due 2013
------------------------------------------------------------------------------------------------------

 6.95% General Mortgage Bonds, Series K, due 2033
------------------------------------------------------------------------------------------------------

 5.60% General Mortgage Bonds, Series L, due July 1, 2023
------------------------------------------------------------------------------------------------------

 5.75% General Mortgage Bonds, Series M, due 2014
------------------------------------------------------------------------------------------------------


     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):


     [ ]TO TENDER ALL OUTSTANDING BONDS HELD BY YOU FOR THE ACCOUNT OF THE
        UNDERSIGNED.



     [ ] TO TENDER THE FOLLOWING AMOUNT OF OUTSTANDING BONDS HELD BY YOU FOR THE
         ACCOUNT OF THE UNDERSIGNED:





------------------------------------------------------------------------------------------------------
TITLE OF SERIES                                                       PRINCIPAL AMOUNT TENDERED
------------------------------------------------------------------------------------------------------
 5.70% General Mortgage Bonds, Series J, due 2013
------------------------------------------------------------------------------------------------------

 6.95% General Mortgage Bonds, Series K, due 2033
------------------------------------------------------------------------------------------------------

 5.60% General Mortgage Bonds, Series L, due July 1, 2023
------------------------------------------------------------------------------------------------------

 5.75% General Mortgage Bonds, Series M, due 2014
------------------------------------------------------------------------------------------------------

[ ] NOT TO TENDER ANY OUTSTANDING BONDS HELD BY YOU FOR THE ACCOUNT OF THE
    UNDERSIGNED.

     IF NO BOX IS CHECKED, A SIGNED AND RETURNED INSTRUCTION TO DTC PARTICIPANT WILL BE DEEMED TO INSTRUCT YOU TO TENDER ALL OUTSTANDING BONDS HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED.

     If the undersigned instructs you to tender the Outstanding Bonds of a series held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including, but not limited to, the representations that:

     - any Exchange Bonds received are being acquired in the ordinary course of business of the person receiving such Exchange Bonds;

     - such person does not have an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of the Outstanding Bonds or the Exchange Bonds;

     - such person is not an affiliate, as defined in Rule 405 of the Securities Act, of the Company, or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

     - if such person is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Bonds;

     - if such person is a broker-dealer, it is not tendering Outstanding Bonds acquired directly from the Company or one of the Company's affiliates;

     - if such person is a broker-dealer, it will receive Exchange Bonds for its own account in exchange for Outstanding Bonds that were acquired as a result of market-making activities or other trading activities, and it will deliver a prospectus in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, such person will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; and

     - such person is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.


                                   SIGN HERE



Name of beneficial owner(s):

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Signature(s):

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Name(s) (please print):

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Address:

--------------------------------------------------------------------------------


Telephone Number:

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Taxpayer Identification or Social Security Number:

--------------------------------------------------------------------------------


Date:

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                                        4